EXHIBIT 10.8

            SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


      THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of September 24, 2004, is made by and between AMERICAN HOME MORTGAGE SERVICING, INC. f/k/a Columbia National, Incorporated, a Maryland corporation (the "AHMS"), AMERICAN HOME MORTGAGE CORP. ("AHMC"), a Delaware corporation ("AHMC" and collectively with AHMS, each a "Company" and collectively the "AHMS") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as secured party (in such capacity, the "Bank").

                                    RECITALS
                                    --------

            A. The Companies and the Bank have entered into a Second Amended and Restated Revolving Credit Agreement dated concurrently herewith (as the same has been and may hereafter be amended, restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Bank has extended certain revolving loan commitments to the Companies.

            B. AHMS and Bank are also parties to an Amended and Restated Pledge and Security Agreement dated as of May 30, 2003 (as amended, the "Existing Pledge Agreement"). This Agreement amends and restates the Existing Pledge Agreement in its entirety.

            C. The Companies have requested, and the Bank has agreed, that the Existing Pledge Agreement shall be amended and restated pursuant to this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue, continue or extend Letters of Credit, each Company hereby agrees with the Bank for the Bank's benefit as follows:

      Section 1. Defined Terms.

            1(a) As used in this Agreement, the following terms shall have the meanings indicated:

            "Cash Collateral Account": shall have the meaning given to such term in the Credit Agreement.

            "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by any Company in or upon which a Security Interest is granted to the Bank by any Company under this Agreement.

            "Code" shall mean the Uniform Commercial Code as adopted in the State of Minnesota.

            "Event of Default" shall have the meaning given to such term in
      Section 11 hereof.

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            "Financing Statement" shall have the meaning given to such term in
      Section 4 hereof.

            "Investments" shall mean all cash (including, without limitation, cash held in money market funds or otherwise), securities, instruments, investment property, financial assets, securities entitlements and other property (including, without limitation, general intangibles or deposit accounts) held in, credited to or registered in the name of the Investment Collateral Account from time to time, including, without limitation, all such items with may be deposited in the Investment Collateral Account or registered in the name of the Investment Collateral Account from time to time hereafter.

            "Investment Collateral Account" shall mean the Companies' account no. 20971260 maintained with the Bank and any sub-accounts, replacement accounts or successor accounts related thereto.

            "Lien" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any Collateral.

            "Note" shall have the meaning given to such term in the Credit Agreement.

             "Obligations" shall mean (a) all indebtedness, liabilities and obligations of any Company to the Bank of every kind, nature or description under the Credit Agreement and any note or notes issued thereunder, (b) all liabilities of any Company under this Agreement, and
      (c) in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

            "Person" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

            "Pledged Investments": shall mean, collectively, at any time, all Investments purchased with the proceeds of Advances under the Credit Agreement (with the expectation that such investments shall be Permitted Investments, as defined by the Credit Agreement, but whether or not such Pledged Investments comply or continue to comply with the definition of Permitted Investments).

            "Security Interest" shall have the meaning given such term in
      Section 2 hereof.

            "Termination Date" shall mean the earliest date, if any, on which each of the following conditions are satisfied: (i) the Obligations (except for inchoate indemnification obligations) have been paid in full, and (ii) the obligations, if any, of the Bank to extend credit accommodations to the Companies have expired.

            1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in Revised Article 9 of the Code.

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            1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Agreement unless otherwise provided.

      Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, each Company hereby grants to the Bank a security interest (the "Security Interest") in all of such Company's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

            2(a) The Investment Collateral Account and the Investments;

            2(b) The Cash Collateral Account, and all sub-accounts, replacement accounts or successor accounts related thereto, and all cash or other property from time to time deposited in or credited to any of the forgoing; and,

            2(c) To the extent not otherwise included in the foregoing, all books, records, and other documents relating to and all proceeds and products of any of the foregoing items referenced in Section 2(a) and 2(b).

      Section 3. Establishment of the Accounts; Title to Collateral; Control

            3(a) The Investment Collateral Account and the Cash Collateral Account shall be subject to (i) the Bank's account agreement, if any, relating thereto, as amended from time to time, and (ii) the Bank's rules and regulations that relate to the Investment Collateral Account and the Cash Collateral Account ((i) and (ii) collectively, the "Other Agreements"), provided that, in the event that any of the terms and provisions of the Other Agreements conflict with or are inconsistent with any of the terms and provisions of this Agreement, the terms and conditions of this Agreement shall control.

            3(b) The Companies have (or will have at the time they acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, joint title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest. The Companies will defend the Collateral against all claims or demands of all Persons (other than the Bank) claiming the Collateral or any interest therein.

            3(c) To the extent that the Cash Collateral Account or the Investment Collateral Account constitutes a "securities account" within the meaning of Section 8-501 of the Code, U.S. Bank National Association, in its capacity as securities intermediary with respect to the Cash Collateral Account and the Investment Collateral Account agrees to comply with all entitlement orders originated by the Bank with respect the Collateral, including any orders to sell, transfer, redeem or reinvest the proceeds of, any or all of the Collateral or to transfer any or all of the Collateral to Bank, in each case without the consent of the Companies.

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      Section 4. Certain Warranties and Covenants. The Companies makes the following warranties and covenants to the Bank:

            4(a) The Companies have joint title to the Collateral, free of all Liens except the Security Interest.

            4(b) The Companies have full power and authority to execute this Agreement, to perform the Companies' obligations hereunder and to subject the Collateral to the Security Interest created hereby.

            4(c) As of the date of execution of this Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Bank relating to this Agreement or the Existing Pledge Agreement.

            4(d) Any time, upon the request of the Bank, the Companies will deliver to the Bank all notices, financial statements, reports of other communications received by any Company as owner of the Collateral.

      Section 5. Names, Offices, Locations, Jurisdiction of Organization. Each Company's legal name (as set forth in its constituent documents filed with the appropriate governmental official or agency) is as set forth in the opening paragraph hereof. The jurisdiction of organization of AHMS is the state of Maryland. The jurisdiction of organization of AHMC is the state of New York The chief place of business and chief executive office of each Company is located at its address set forth on the signature page hereof.

      Section 6. Release and Substitution of Collateral; Additional Collateral, Etc.

            6(a) Release of Collateral. Except as may be permitted by the Bank in its sole and absolute discretion, the Companies shall have no right to substitute other Investments for Investments composing all or part of the Pledged Investments, nor to withdraw such Pledged Investments. Upon the maturity of any Pledged Investment, and provided that no Event of Default has occurred which is continuing, the Cash Collateral Account will be credited in the amount of the proceeds of such Pledged Investment, and such amount will be applied first to the payment of principal of the Note, and the balance of such proceeds (i.e., the portion thereof attributable to the discount received upon the purchase of such Pledged Investment) shall be transferred from the Cash Collateral Account to such account as shall be designated by the Companies. From time to time, the Bank may (in its sole and absolute discretion) release Pledged Investments in contemplation of the sale of those Pledged Investments and the use of the proceeds of those sales as provided in this Section 6(a). All proceeds from the sale of Pledged Instruments shall be credited to the Cash Collateral Account, pending application thereof as provided in this Section 6(a). Except as provided in this Section 6(a) and Section 6(b), the Companies may not withdraw or apply any funds credited to the Cash Collateral Account.

            6(b) Rights With Respect to Collateral. As long as no Event of Default shall have occurred and be continuing, the Companies shall be entitled to exercise any voting rights or

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other powers relating to or pertaining to the Investments for any purpose not inconsistent with the terms of this Agreements. Upon the occurrence and during the continuance of an Event of Default (after giving effect to any applicable right to cure), all such rights shall thereupon become vested in the Bank, which shall have the sole and exclusive right and authority to exercise such voting rights and other powers and to receive and retain the principal and interest payments payable thereon or with respect thereto.

            6(c) Interest on Investments. Unless there shall have occurred and be continuing an Event of Default, the Companies shall be entitled to receive and retain, for its own use and benefit, all interest income from the Pledged Instruments, and the Companies shall be entitled to withdraw such interest income from the Cash Collateral Account and deposit such interest income in an account designated by the Companies. All such interest income shall be carried in the Cash Collateral Account pending such withdrawal by the Companies. Upon the occurrence and continuance of an Event of Default, all such rights shall thereupon become vested in the Bank, which shall have the sole and exclusive right and authority to receive and retain all income and receipts payable thereon or with respect thereto, and the Companies shall promptly pay over to the Bank all income and receipts from the Pledged Instruments received or collected by the Companies from and after the date of the Event of Default, and the same shall constitute a part of the Collateral subject to this Pledge Agreement.

      Section 7. Further Assurances; Attorney-in-Fact.

            7(a) Each Company agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Bank may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that any Company execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

            7(b) Each Company hereby authorizes the Bank to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of such Company where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

            7(c) In furtherance, and not in limitation, of the other rights, powers and remedies granted to the Bank in this Agreement, if an Event of Default shall have occurred and be continuing, each Company hereby appoints the Bank such Company's attorney-in-fact, with full authority in the place and stead of such Company and in the name of such Company or otherwise, from time to time for so long as such Event of Default shall be continuing in the Bank's good faith discretion, to take any action (including the right to collect on any Collateral)

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and to execute any instrument that the Bank may reasonably believe is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof.

      Section 8. Taxes and Claims. Until such time as the Bank has foreclosed the Collateral, the Companies will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest. Without limiting the generality of the forgoing, all interest earned upon the Collateral shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Companies.

      Section 9. Action by the Bank. If any Company at any time fails to perform or observe any of the foregoing agreements, the Bank shall have (and each Company hereby grants to the Bank) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of such Company (or, at the Bank's option, in the Bank's name) and to take any and all other actions which the Bank may reasonably deem necessary to cure or correct such failure; and each Company shall thereupon pay to the Bank on demand the amount of all monies expended and all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Bank, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

      Section 10. The Bank's Duties. The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Bank accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Bank shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Bank will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Companies with respect to any of the Collateral in the Bank's possession if the Bank in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

      Section 11. Default. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) any Company shall fail to comply with any covenant or agreement applicable to such Company under this Agreement; or
(b) any representation or warranty made by any Company in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of such Company to the Bank in connection with


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Agreement or the Credit Agreement shall prove to have been false or misleading, in each case in any material respect, when made; or (c) any Event of Default shall occur under the Credit Agreement.

      Section 12. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

            12(a) The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Revised
Article 9 of the Code, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery and give any entitlement orders with respect to the Collateral, in each case upon such other terms as the Bank may reasonably believe are commercially reasonable. Each Company agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Company hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Bank of its remedies hereunder, absent this waiver. The Bank may disclaim warranties of title and possession and the like.

            12(b) The Bank may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Bank and that the same should be performed as requested by, or paid directly to, the Bank, as the case may be. Each Company shall join in giving such notice, if the Bank so requests. The Bank may, in the Bank's name or in any Company's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

            12(c) Any cash held by the Bank as Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as collateral for, or then or at any time thereafter be applied in whole or in part by the Bank against, all or any part of the Obligations (including any expenses of the Bank payable pursuant to Section 16 hereof).

      Section 13. Waiver of Certain Claims. Each Company acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. Each Company understands that compliance with the Securities Act may very strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which

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any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Bank in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Bank may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. Each Company agrees that the Bank shall not incur any liability, and any liability of any Company for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Bank reasonably believes is commercially reasonable (within the meaning of Section 9-627 of the Code). Each Company hereby waives any claims against the Bank arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Bank shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. Each Company further agrees that the Bank has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Bank were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Bank placed all or any portion of the Collateral privately with a purchaser or purchasers.

      Section 14. Application of Proceeds. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as collateral for, or then or at any time thereafter be applied in whole or in part by the Bank against, all or any part of the Obligations (including, without limitation, any expenses of the Bank payable pursuant to Section 16 hereof).

      Section 15. [Reserved]

      Section 16. Costs and Expenses; Indemnity. Each Company will pay or reimburse the Bank on demand for all out-of-pocket expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank (determined on the basis of such counsel's generally applicable rates, which may be higher than the rates such counsel charges the Bank in certain matters) and/or the allocated costs of in-house counsel incurred from time to time) incurred by the Bank in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. Each Company shall indemnify and hold the Bank harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Bank's actions pursuant hereto, except claims, losses or liabilities resulting from the Bank's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability

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of any Company to indemnify and hold the Bank harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Companies under this Section shall survive any termination of this Agreement.

      Section 17. Waivers; Remedies; Marshalling. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Bank. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Bank. All rights and remedies of the Bank shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Bank's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Each Company hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Bank of its remedies hereunder, absent this waiver.

      Section 18. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

      Section 19. Company Acknowledgments. Each Company hereby acknowledges that
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Bank has no fiduciary relationship to any Company, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between any Company and the Bank.

      Section 20. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date,
(b) be binding upon each Company, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Bank and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Agreement to such Persons.

      Section 21. Termination of Security Interest. Upon the Termination Date, the Security Interest granted hereby shall terminate. Upon any such termination, the Bank will return to the Companies such of the Collateral then in the possession of the Bank as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Companies such documents as the Companies shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of


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transfer or termination shall be at the expense of the Companies and shall be without warranty by, or recourse on, the Bank. As used in this Section, "Company" includes any assigns of any Company, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

      Section 22. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

      Section 23. Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY; AND EACH COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

      Section 24. Waiver of Notice and Hearing. TO THE EXTENT PERMITTED BY LAW, EACH COMPANY HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE BANK OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.


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      Section 25. Waiver of Jury Trial. EACH COMPANY AND THE BANK, BY ITS
ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 26. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      Section 27. General. All representations and warranties contained in this Agreement or in the Credit Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Each Company waives notice of the acceptance of this Agreement by the Bank. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

      Section 28. Effect of Existing Pledge Agreement. This Agreement amends and replaces in its entirety and restates the Existing Pledge Agreement provided, however, that the obligations of the Companies incurred under, and the security interest granted by the Companies under, the Existing Pledge Agreement shall continue under this Agreement, and shall not in any circumstance be terminated, extinguished or discharged hereby but shall hereafter be governed by the terms of this Agreement.

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                                       11

      WITNESS WHEREOF, the Companies and the Bank have caused this Pledge and Agreement to be duly executed and delivered by its manager thereunto duly authorized as of the date first above written.

                                    AMERICAN HOME MORTGAGE SERVICING, INC.
                                    f/k/a Columbia National, Incorporated


                                    By  /s/ Stephen A. Hozie
                                      -----------------------------

                                    Title  EVP & CFO
                                         --------------------------
Address for AHMS:

7142 Columbia Gateway Drive
Columbia, MD 21046
Attn.: President

Tax ID No,:  52-0957267

                                    AMERICAN HOME MORTGAGE CORP.


                                    By  /s/ Stephen A. Hozie
                                      -----------------------------

                                    Title  EVP & CFO
                                         --------------------------

Address for AHMC:

520 Broadhollow Road
Melville, NY 11747
Attn.: President

Tax ID No.:  13-3461558

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By  /s/ Kathleen M. Connor
                                      -----------------------------

                                    Title  Vice President
                                         --------------------------

Address for the Bank:
U.S. Bank National Association
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, MN 55402-7020
Attn:  Kathleen Connor


                                       S-1
    (Signature page to Amended and Restated Pledge and Security Agreement)